SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                      FRONTIER ADJUSTERS OF AMERICA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

           [LOGO OF FRONTIER ADJUSTERS OF AMERICA, INC. APPEARS HERE]




                                                               December 10, 1999

Dear Shareholder:

     With this letter you are receiving the Proxy Statement, Annual Report, and Interim Financial Statements for the Company's fiscal 2000 Annual Meeting of Shareholders. In this same package, you are also receiving a proxy card for recording your vote on whether to approve three proposals.

     The Company's Board of Directors and management team recommend that you vote for each of the proposals. I urge you to review the enclosed materials carefully, mark your proxy card FOR the proposals, and return it as instructed.

     Thank you for your continued support.

                                        Sincerely,


                                        /s/ Troy Huth
                                        President and Chairman of the Board

                       FRONTIER ADJUSTERS OF AMERICA, INC.

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 26, 2000
                    ----------------------------------------

     The Annual Meeting of Shareholders of Frontier Adjusters of America, Inc., an Arizona corporation (the "Company"), will be held on January 26, 2000 at 10:00 a.m. (Phoenix, Arizona time) at 45 E. Monterey Way, Phoenix, Arizona 85012, for the following purposes:

     1.  To  elect   directors  to  serve  until  the  next  annual  meeting  of shareholders and until their successors are elected and qualified;

     2. To ratify the appointment of McGladrey and Pullen, LLP, Certified Public Accountants, as the auditors of the Company for the Company's fiscal year ending June 30, 2000; and

     3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on December 8, 1999 are entitled to notice of and to vote at the Meeting.

     All shareholders are cordially invited to attend the Meeting in person. To assure your representation at the Meeting, however, you are urged to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Meeting may vote in person even if he or she previously has returned a proxy.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                                        By Order of the Board of Directors,


Phoenix, Arizona                        /s/ James S. Rocke
December 10, 1999                       Secretary

                       FRONTIER ADJUSTERS OF AMERICA, INC.
                              45 EAST MONTEREY WAY
                             PHOENIX, ARIZONA 85011

                                 PROXY STATEMENT

     Shareholders are urged to read this Proxy Statement in its entirety. As used herein, the "Company" means Frontier Adjusters of America, Inc., an Arizona corporation, and/or its subsidiaries. Certain capitalized terms used in this Summary are defined elsewhere in this Proxy Statement.

GENERAL

     The enclosed proxy is solicited on behalf of the Company by the Company's board of directors (the "Board" or "Board of Directors") for use at the Company's Annual Meeting of Shareholders to be held on January 26, 2000 at 10:00 a.m. (Phoenix, Arizona time) (the "Meeting"), or at any adjournment thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Meeting of Shareholders. The Meeting will be held at 45 E. Monterey Way, Phoenix, Arizona 85012.

     These proxy solicitation materials were first mailed on or about December 10, 1999, to all shareholders entitled to vote at the Meeting.

     The mailing address of the Company's principal executive office is 45 East Monterey Way, Phoenix Arizona 85011.

RECORD DATE

     The Board of Directors has fixed the close of business on December 8, 1999 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

REVOCABILITY OF PROXIES

     Any person giving a proxy may revoke the proxy at any time before its use by delivering to the Company written notice of revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

VOTING SECURITIES AND VOTING RIGHTS

     On the Record Date, the Company had outstanding 8,957,560 shares of common stock, par value $0.01 per share (the "Common Stock"), with each share entitling its owner of record to one vote on all matters submitted to shareholders at the Meeting. Each holder of Common Stock voting at the Meeting, either in person or by proxy, may cast one vote per share of Common Stock held on all matters to be voted upon at the Meeting.

     The presence, in person or by proxy, at the Meeting of shareholders entitled to cast a majority of all votes entitled to be cast at such meeting shall constitute a quorum. Assuming that a quorum is present, the affirmative vote of a majority of the shares of the Company present in person or represented by proxy at the Meeting and entitled to vote is required (i) for the election of directors, (ii) for the ratification of the appointment of McGladrey and Pullen, LLP, as the independent auditors of the Company for the fiscal year ending June 30, 2000, and (iii) to transact such other business as may properly come before the Meeting or any adjournment thereof.

     Arizona law requires cumulative voting in elections for directors, which means that each shareholder may cast the number of votes that is equal to the number of shares held of record, multiplied by the number of directors to be elected. Each shareholder may cast the whole number of votes for one candidate or distribute such votes among two or more candidates. The enclosed proxy does not seek discretionary authority to cumulate votes in election of directors.

     Votes cast by proxy or in person at the Meeting will be tabulated by the election inspectors appointed for the Meeting and will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. Thus, an abstention will have the same effect as a vote against the matter. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

VOTING OF PROXIES

     When a proxy is properly executed and returned, the shares it represents will be voted at the Meeting as directed. Unless otherwise instructed, shares represented by proxy will be voted (i) "for" the election of the nominees set forth in this Proxy Statement, and (ii) "for" the ratification of the appointment of McGladrey and Pullen, LLP, as the independent auditors of the Company for the fiscal year ending June 30, 2000. If any other matters should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote each proxy in accordance with their best judgment on such matter.

SOLICITATION

     The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of the Company's directors and officers, personally or by telephone or telegram, without additional compensation.

ANNUAL REPORT AND OTHER MATTERS

     The 1999 Annual Report to Shareholders, and the Quarterly Report for the period ended September 30, 1999 which were mailed to shareholders with or preceding this Proxy Statement, contain financial and other information about the Company, but, except for the Financial Statements contained therein, are not incorporated into this Proxy Statement and are not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The information contained in the "Report of Compensation Committee" below and "Company Performance" below shall not be deemed "filed" with the Securities and Exchange Commission (the "SEC") or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

     The Company will provide upon written request, without charge to each shareholder of record as of the Record Date, a copy of the Company's annual report on Form 10-K for the fiscal year ended June 30, 1999, as filed with the SEC. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense incurred by the Company in furnishing such exhibit. Any such requests should be directed to the Company's Secretary at the Company's executive office set forth in this Proxy Statement.

                             SELECTED FINANCIAL DATA

                                                             Year Ended June 30
                                    -------------------------------------------------------------------
                                        1999          1998          1997          1996          1995
                                    -----------    ----------    ----------    ----------    ----------
INCOME STATEMENT DATA
  Operating revenue                 $ 6,341,584    $5,825,348    $6,164,603    $5,641,984    $5,240,825
  Net income                            546,452       612,475       979,198     1,134,519     1,026,848
  Comprehensive income                  517,505       578,854     1,069,110     1,113,186     1,023,483
  Basic earnings per share                 0.12          0.13          0.21          0.25          0.22
  Diluted earnings per share               0.12          0.13          0.21          0.25          0.22
  Weighted average number of
    shares used in per share data:
        Basic                         4,569,049     4,605,358     4,607,709     4,620,101     4,662,679
        Diluted                       4,570,113     4,612,674     4,631,898     4,627,606     4,664,258
  Cash dividends per share          $     1.638    $     0.15    $     0.15    $     0.14    $    0.115

BALANCE SHEET DATA
  Working capital                   $ 2,073,511    $3,214,490    $3,301,276    $3,196,562    $2,946,748
  Total assets                       12,118,984     7,800,700     7,912,139     6,875,752     6,597,050
  Long-term debt                             --         4,953        33,462        59,983        84,655
  Property and equipment, net         1,608,936     1,724,329     1,736,226     1,554,401     1,484,545
  Stockholders' equity                5,053,633     6,452,241     6,564,193     6,230,799     5,838,651
  Book value per share                     0.56          1.40          1.43          1.35          1.26
  Retained earnings                   3,022,731     4,735,935     4,814,266     4,526,419     4,042,588
  Total shares outstanding            8,957,560     4,605,358     4,605,358     4,619,658     4,640,898

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     As of the close of business on the Record Date, there were 8,957,560 shares of Common Stock outstanding. The following table sets forth information regarding the beneficial ownership of shares of the Common Stock outstanding as of November 5, 1999 by (i) each person or group known to the Company who owns or who will own more than 5% of the outstanding shares of Common Stock, (ii) each of the directors and the executive officers of the Company and (iii) by all directors and executive officers of the Company as a group. Unless otherwise indicated in the footnotes, all of such interests are owned directly, and the indicated person has sole voting and investment power. The number of shares represents the number of shares of Common Stock the person holds, including shares that may be issued upon the exercise of options that are exercisable as of November 5, 1999. Information presented in the table and related notes has been obtained from the beneficial owner and/or from reports filed by the beneficial owner with the Securities and Exchange Commission pursuant to Section 13 of the Exchange Act.

                                                         Shares Beneficially
                                                      Owned on November 5, 1999
                                                      -------------------------
                                                        Amount and
                                                        Nature of
                                                        Beneficial    Percent
Name of Beneficial Owner                               Ownership(1)  of Class(2)
------------------------                               ------------  -----------
OFFICERS AND DIRECTORS
John Davies                                                    500         *
Jeffrey R. Harcourt                                             --         *
Troy Huth                                                       --         *
Jeffrey C. Jordan                                               --         *
Francis J. LaPallo and Wendy Harrison, his wife(3)         122,000      1.35%
Louis T. Mastos and Eva B. Mastos, his wife(4)             207,103      2.31%
William J. Rocke and Garnet Rocke, his wife(5)             415,332      4.64%
James S. Rocke and Kelly Rocke, his wife(6)                444,867      4.97%
Jean E. Ryberg(7)                                          110,960      1.24%
William A. White                                                --         *
All officers and directors as a group (ten persons)(8)   1,010,762     11.16%
FIVE PERCENT SHAREHOLDERS
United Financial Adjusting Company (9)                   5,258,513     58.06%
Netrex Corp. (9)                                         5,258,513     58.06%
Netrex Holdings L.L.C. (9)                               5,258,513     58.06%

* Less than 1%

(1) Includes, when applicable, shares owned of record by such person's minor children and spouse and by other related individuals and entities over whose shares of Common Stock such person has custody, voting control or power of disposition. Also includes shares of Common Stock that the identified person had the right to acquire as of November 5, 1999 by the exercise of stock options.
(2) The percentages shown include the shares of Common Stock that the person had the right to acquire as of November 5, 1999 or that will vest upon Closing. In calculating the percentage of ownership, all shares of Common Stock which the identified person had the right to acquire as of November 5, 1999 are deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of shares of Common Stock owned by any other shareholders.

(3) Includes 100,000 shares subject to a currently exercisable stock option at $2.875 per share.

(4) Includes 183,180 shares which are held in a trust under an agreement dated February 10, 1981, in which Mr. and Mrs. Mastos hold equal beneficial interests, and 23,523 shares which are held by the Louis T. Mastos in an Individual Retirement Account.

(5) Includes 290,000 shares held by Old Frontier Investment, Inc., of Arizona, of which William J. Rocke and Garnet Rocke hold 51% of the outstanding stock.

(6) Includes 290,000 shares held by Old Frontier Investment, Inc. of Arizona of which James S. Rocke holds 49% of the outstanding stock.

(7) Excludes 15,000 held by Mrs. Ryberg's sons in which she disclaims any beneficial interest.

(8)  Excludes all duplicate reporting of holdings.

(9) Includes 5,258,513 shares of common stock owned by United Financial Adjusting Company ("UFAC"). UFAC is a wholly owned subsidiary of Netrex Holdings L.L.C., which is managed by Netrex Corp. Netrex Holdings L.L.C. is owned 51.4% by The Progressive Corporation and 48.6% by Netrex L.L.C. The Progressive Corporation and Netrex L.L.C. each disclaims that it is the beneficial owner of the Company's shares owned by UFAC for purposes of
     Section 13(d) or (g) of the Securities Exchange Act of 1934 as amended.

To the best of knowledge of the Company, no person or groups of persons, other than officers, directors, and UFAC, beneficially own more than five percent of the Common Stock (based upon present records of the transfer agent).

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

NOMINEES

     A Board of Directors is to be elected at the Meeting. The nominees for directors are John M. Davies, Jeffrey R. Harcourt, Troy Huth, Jeffrey C. Jordan, Francis J. LaPallo, Louis T. Mastos, William J. Rocke, Jean E. Ryberg, and William A. White, all of whom are currently directors of the Company. In the absence of direction by shareholders executing proxies, the persons named in the enclosed proxy will vote FOR the nominees named herein. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the current Board of Directors to fill the vacancy. It is not presently expected that any nominee will be unable or will decline to serve as director. The term of office of each person elected as director will continue until the next annual meeting of shareholders and until a successor has been elected and qualified. Biographical information with respect to the nominees for directors is set forth below under the heading "Information Concerning Directors and Executive Officers of the Company."

INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth certain information regarding the Company's directors and executive officers:

NAME                  Age   Position(s) with the Company          Director Since
----                  ---   ----------------------------          --------------
John M. Davies         43   Director                                   1999
Jeffrey R. Harcourt    39   Director, Chief Financial Officer          1999
Troy Huth              39   Director, President, Chairman of
                            the Board                                  1999
Jeffrey C. Jordan      43   Director, Executive Vice President         1999
Francis J. LaPallo     51   Director, Executive Vice President         1996
Louis T. Mastos        78   Director, Member Audit Committee           1978
                            (Fiscal 1999 & 2000)
James S. Rocke         31   Secretary, Treasurer                         -
William J. Rocke       75   Director                                   1975
Jean E. Ryberg         67   Director, Member Audit Committee           1975
                            (Fiscal 2000)
William A. White       45   Director                                   1999

     JOHN M. DAVIES has been associated with the Company as a director since 1999. Effective June 1, 1999, Mr. Davies became President of Netrex, LLC, a startup financial services and technology company. Mr. Davies was employed by
The Progressive Corporation from 1990 to 1999. His last position with Progressive was managing Progressive's Diversified Business Group. Prior to joining Progressive, he was employed at Coopers & Lybrand, an international accounting and consulting firm. Mr. Davies has an MBA from the University of Pittsburgh and has earned numerous professional designations, including being a Certified Public Accountant, a Chartered Property and Casualty Underwriter and a Chartered Life Underwriter.

     JEFFREY R. HARCOURT has been associated with the Company as its chief financial officer and as a director since 1999. Mr. Harcourt has been employed by The Progressive Corporation since 1990 and currently is the Controller for Progressive's Diversified Business Group. Prior to joining Progressive, he was employed by KPMG Peat Marwick, an international accounting and consulting firm. Mr. Harcourt holds a BS degree from Miami University and has earned numerous designations, including being a Certified Public Accountant, a Chartered Property and Casualty Underwriter, a Certified Internal Auditor and a Certified Information Systems Auditor.

     TROY HUTH has been associated with the Company as its President and Chairman of the Board and as a director since 1999. Mr. Huth has been employed by The Progressive Corporation since 1986 and currently manages Progressive's Diversified Technologies Group, the Progressive Vehicle Inspection Services Group, and the Progressive Diversified Business Group Claims Organization. Prior to joining Progressive, he held several information technology management positions in manufacturing and service businesses and has been in the technology field since 1979. Mr. Huth has a BA from Baldwin Wallace College.

     JEFFREY C. JORDAN has been associated with the Company as its Executive Vice President and as a director since 1999. Mr. Jordan has been employed by The Progressive Corporation from 1978 to 1980 and from 1984 through the present. He began his career with Progressive as an adjuster trainee and has held numerous technical and managerial positions within the Progressive claims organization. Mr. Jordan holds a BA degree from Rutgers University and a JD from UCLA. Prior to his return to Progressive in 1984, Mr. Jordan was an attorney in private practice in Los Angeles.

     FRANCIS J. LAPALLO joined the Company on June 24, 1996. From 1977 until joining the Company, he practiced law in Maryland, the District of Columbia, and California. From 1990 until joining the Company, he was a partner with the law firm of Manatt, Phelps & Phillips in Los Angeles, California. He represented the Company in various legal matters from 1994 until joining the Company. An employment agreement between the Company and Mr. LaPallo provides that Mr. LaPallo will serve as an executive officer of the Company through June 30, 2001.

     LOUIS T. MASTOS has been the President of Louis T. Mastos & Associates, Inc., a managing general agency located in Reno, Nevada, since 1971. He is past President of the American Association of Managing General Agents. He was the Insurance Commissioner of the State of Nevada from 1965 to 1971.

     JAMES S. ROCKE has been employed by the Company since 1982 and currently is an adjuster in the Company's Phoenix office. Mr. Rocke was elected
Secretary/Treasurer of the Company in 1993. Mr. Rocke graduated from Arizona State University in 1991 with a B.S. degree in Finance. Mr. Rocke is the son of William J. Rocke.

     WILLIAM J. ROCKE founded the Company in 1957 and from 1957 to 1999 served as Chief Executive Officer of the Company and its predecessor entities. Mr. Rocke has been in the insurance adjusting business since 1952. He has a law degree from the University of Denver and is a member of the Colorado Bar Association. Mr. Rocke retired as Chairman of the Board and Chief Executive Officer of the Company on June 30, 1999. Mr. Rocke is the father of James S. Rocke.

     JEAN E. RYBERG was employed by the Company and its predecessors from 1962 to 1999. Mrs. Ryberg held several positions with the Company. Mrs. Ryberg also managed the Company's insurance adjusting operations in Phoenix and Tucson, Arizona, and Las Vegas, Nevada. Mrs. Ryberg was elected President of the Company in 1993 and served in that capacity until retiring on June 30, 1999.

     WILLIAM A. WHITE has been associated with the Company as a director since 1999. Mr. White has been employed by The Progressive Corporation since 1985 and currently manages Progressive's Diversified Claims Business Group. Prior to joining Progressive, Mr. White served as a commissioned officer in the United States Army. Mr. White holds a master's degree from the University of Southern California and undergraduate degree in Business Administration from John Carroll University in Cleveland, Ohio.

     All directors are elected at each annual meeting of the Company's shareholders for a term of one year and hold office until their successors are elected and qualified. All officers serve at the discretion of the Board of Directors.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Company's Board of Directors met four times in fiscal year 1999, and all members attended 75% or more of the meetings of the Board and committees he or she serves on with the exception of Mr. Davies who was appointed to serve prior to the to the Company's June meeting, but was unable to attend. The board has an audit committee and a compensation committee.

     The Audit Committee, which for fiscal 1999 consisted of George Hill, Louis Mastos, and Merlin Schumann, non- employee directors of the Company, reviews the annual financial statements, the significant accounting issues, and the scope of the audit with the Company's independent auditors and discusses with the auditors any other audit related matters that may arise during the year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company's compensation committee of the Board of Directors for fiscal 1999 consisted of Messrs. Mastos and Schumann. Neither Mr. Mastos nor Mr. Schumann had any contractual or other relationships with the Company during such fiscal years except as directors. The committee held one meeting during the fiscal 1999 year.

EXECUTIVE COMPENSATION

     The following table sets forth certain information concerning compensation during its year ended June 30, 1999 to the chief executive officer and each other executive officer whose aggregate compensation exceeded $100,000 (the "Named Executives").

                           SUMMARY COMPENSATION TABLE

                                           Annual Compensation       All Other
                                         -----------------------    Compensation
Name and Principal Position     Year     Salary($)(1)   Bonus($)     ($)(2)(3)
---------------------------     ----     ------------   --------     ---------
William J. Rocke, CEO,          1999       241,105       32,914       412,830
Chairman, Director              1998       237,776       39,794        29,898
                                1997       231,300       51,559        23,569

Jean E. Ryberg,                 1999       171,453       32,914       321,715
President, Director             1998       169,085       39,794        29,898
                                1997       164,480       51,559        29,568

Francis J. LaPallo,             1999       156,359       32,914        29,801
Executive Vice President,       1998       185,040           --        29,898
Director                        1997       180,000           --        29,568

(1) No perquisites were received by any person named above greater than the lesser of $50,000 or 10% of salary plus bonus.
(2) "All Other Compensation" includes (i) directors' fees of $3,000, $2,250, and $3,750 for Mr. Rocke in years ended June 30, 1999, 1998 and 1997 respectively; $3,000, $2,250, and $3,750 for Mrs. Ryberg in years ended June 30, 1999, 1998 and 1997 respectively; $3,000, $2,250 and $3,750 for
     Mr. LaPallo in years ended June 30, 1999, 1998 and 1997 respectively; (ii) profit sharing contributions of $27,514, $27,648, and $19,819 for Mr. Rocke in years ended June 30, 1999, 1998 and 1997 respectively; $27,514, $27,648, and $25,818 for Mrs. Ryberg in years ended June 30, 1999, 1998, and 1997 respectively; $26,801, $27,648, and $25,818 for Mr. LaPallo in years ended June 30, 1999 and 1998 and 1997 respectively; and (iii) a $382,316 and $291,201 severance package, respectively for each of Mr. Rocke and Mrs. Ryberg for the year ended June 30, 1999.
     Excluded from all other compensation is the increase and the amortization of the June 30, 1995 cash surrender value of these life insurance policies. The amount excluded is $18,391, $18,166, and $18,119, for Mr. Rocke for the years ended June 30, 1999, 1998, and 1997, respectively, and $14,173, $14,070, and $13,678 for Mrs. Ryberg for the years ended June 30, 1999, 1998, and 1997, respectively.
(3) On June 30, 1999, William J. Rocke and Jean E. Ryberg terminated their employment with the Company. Mr. Rocke received a severance package with a total value of $382,316 and Mrs. Ryberg received a severance package with a value of $291,201. Included in these amounts were their company cars and the life insurance policies previously owned by the Company.

OPTION/GRANTS, EXERCISES, AND HOLDINGS

     The Company did not grant any stock options during fiscal 1999. The following table shows the number and value of options outstanding as of June 30, 1999 for each Named Executive.

 AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND YEAR-END OPTION VALUES

                                                       Number of Securities          Value of Unexercised,
                                                      Underlying Unexercised         In-The-Money Options
                       Shares                         Options at 6/30/99 (#)           at 6/30/99 ($)(1)
                      Acquired          Value       ---------------------------   ---------------------------
Name               On Exercise (#)   Realized ($)   Exercisable   Unexercisable   Exercisable   Unexercisable
----               ---------------   ------------   -----------   -------------   -----------   -------------
William J. Rocke       21,718           2,715               --          --               --           --
Jean E. Ryberg         21,718           8,144           29,629          --               --           --
Francis J. LaPallo         --              --          100,000          --           25,000           --

     Value of unexercised, in-the-money stock options based on a fair market value of the Common Stock of $3.125 per share as of June 30, 1999.

DIRECTORS' COMPENSATION

     During fiscal 1999, each director (other than those employed by Progressive), but including employees of the Company, was paid $750 per Board meeting attended. In total, each director received $3,000 for attendance at Board meetings during fiscal 1999.

EMPLOYMENT AGREEMENTS

     The Company has entered into a five-year employment agreement with Mr. LaPallo expiring on June 30, 2001. Mr. LaPallo's agreement provides for an annual salary of $180,000 with annual cost of living increases based upon the U.S. Department of Labor's cost of living index for the first two years. For the remaining three years, the agreement provides for an annual salary of $150,000 with annual cost of living increases based upon the U.S. Department of Labor's cost of living index, plus a bonus of 3% of the Company's income before taxes and bonuses and 3% of the increase in the Company's income before taxes and bonuses from the prior year. In connection with the Company's employment of Mr. LaPallo, the Company sold Mr. LaPallo 20,000 shares of Common Stock from the treasury for an aggregate of $55,547.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board is comprised of Louis T. Mastos and Merlin J. Schumann, both outside directors of the Company. The Committee establishes policies relating to the compensation of employees. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board.

     The following is a report submitted by the above-listed committee members in their capacity as the Board's Compensation Committee, addressing the Company's compensation policy as it relates to the named executive officers for fiscal 1999.

COMPENSATION POLICY

     The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between executive pay and the creation of shareholder value, while at the same time motivating and retaining key employees. To achieve this goal, the Company's executive compensation policies integrate annual base compensation with bonuses based upon corporate performance. Annual cash compensation, together with equity-based, incentive compensation is designed to attract and retain qualified executives and to ensure that such executives have a continuing stake in the long-term success of the Company. All executive officers and management are eligible to participate in the Company's Incentive Stock Option Plan.

FISCAL 1999 COMPENSATION

     The Company's fiscal 1999 executive compensation plan consisted of (i) a base salary, (ii) bonuses based upon the Company's income before income taxes and bonuses, and (iii) fixed contributions to a defined contribution Profit Sharing Plan. Stock options are granted from time to time by the Board of Directors. Options were not granted during fiscal 1999.

     The Company's 1999 compensation to named executives is best exemplified by examining the salary paid to William J. Rocke, the Company's Chairman and Chief Executive Officer. The Rocke Employment Agreement calls for a base salary with annual cost of living increases based upon the U.S. Department of Labor's cost of living index, and a bonus of 3% of the Company's income before taxes and bonuses and 5% of the increase in the Company's income from the prior year. The base salary is believed to be in the range of those of other executives in comparable companies, both regionally and nationally.

     The Committee believes that linking executive compensation to corporate performance (i.e., income and stock performance) provides incentive to the executive to enhance corporate performance and the shareholders' interests. It was with this in mind that the bonus portion of executive compensation was revised under the Company's employment agreements to the current bonus arrangement with the Company's named executives.

                                        Louis T. Mastos
                                        Merlin J. Schumann

                               COMPANY PERFORMANCE

     The following graph reflects a five-year comparison of cumulative total returns for the Common Stock, the American Stock Exchange ("AMEX") Market Value Index, and the Company's Peer Group of Stocks based on the four- digit SIC Code Index. The total cumulative return on investment (change in the year-end stock price plus reinvested dividends) for each of the periods and indexes is based on the stock price or composite index at the end of fiscal 1994. The graph compares the performance of the Company with AMEX and Peer Group Indexes with the investment weighted based upon market capitalization.

 Measurement Period     Frontier Adjusters of    American Stock    Peer Group of
(Fiscal Year Covered)       America, Inc.           Exchange           Stocks
---------------------   ---------------------    --------------    -------------
       1995                     109.37               120.33            115.98
       1996                     128.14               137.78            136.17
       1997                     120.27               146.53            186.97
       1998                     145.55               169.41            245.03
       1999                     209.33               166.65            259.33

CERTAIN TRANSACTIONS

     Old Frontier Investment, Inc. of Arizona, of which William J. Rocke and Garnet Rocke, his wife, own 51% of the issued and outstanding stock and James S. Rocke owns the remaining 49%, has entered into a license agreement with the Company pursuant to which it operates, under standard terms and conditions, an insurance adjusting and risk management business located in Scottsdale, Arizona, and is paid a 5% royalty on gross revenue derived from services provided by certain other licensees in other Arizona cities and towns. The Company paid Old Frontier Investment, Inc. $13,382 during fiscal year 1999 in connection with such 5% royalty agreement.

     George M. Hill, former Vice President, former Assistant Secretary and former Director of the Company, provides legal services to the Company. During the fiscal year 1999, the Company paid Mr. Hill $92,187 for services rendered and disbursements. Such fees will continue to accrue at the rate of $3,000 per month pursuant to a retainer agreement effective June 1, 1999.

     The Company paid its former Vice Chairman, William W. Strawther, Jr., $20,000 during fiscal year 1999 for business and financial consulting services. Mr. Strawther resigned his position as a director and Vice President of the Company's Board of Directors on April 29, 1999.

     In April 1999, the Company entered into an agreement with UFAC whereby the Company will pay a $25,000 monthly fee for marketing, managerial, technological, financial, the full time services of Jeffrey Jordan, and other services and resources. As of June 30, 1999, the Company has incurred $50,000 in service fees related to this agreement.

     The Company believes that the cost to the Company for all of the foregoing were and are competitive with charges for similar services and facilities available from third parties.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Based solely upon a review of copies of such forms received by the Company during fiscal year ended June 30, 1999, and written representations that no such reports were required, the Company believes that each person who, at any time during such fiscal year, was a director, officer or beneficial owner of more than 10% of the Common Stock complied with Section 16(a) filing requirements during such fiscal year.

                                  PROPOSAL TWO

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed McGladrey & Pullen, LLP, independent public accountants, as the auditors of the Company, to serve as such at the pleasure of the Board of Directors. The Board requests that shareholders vote to ratify this appointment at the Meeting.

     Audit services provided by McGladrey & Pullen, LLP, during the year ended June 30, 1999 consisted of the examination of consolidated financial statements of the Company and its subsidiaries, reviews of information in certain filings with the Securities and Exchange Commission and periodic consultation regarding accounting and financial matters. The Company is informed that neither McGladrey & Pullen, LLP, nor any of its partners or associates has any relationship with the Company, other than as independent auditors.

     Certain financial statements of the Company appear in the Company's 1999 Annual Report. A representative of McGladrey & Pullen, LLP will be present at the Meeting and will be available to make a statement and to respond to questions concerning the financial statements.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     The Company's Financial Statements filed with the Commission pursuant to the Exchange Act in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1999 are incorporated herein by reference.

                                  OTHER MATTERS

     Management of the Company knows of no other matters that will come before the Meeting. However, if any other matters should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote each proxy in accordance with their best judgment on such matter.

                              SHAREHOLDER PROPOSALS

     Pursuant to Rule 14a-4 under the Exchange Act, the Company intends to retain discretionary authority to vote proxies with respect to shareholder proposals for which the proponent does not seek inclusion of the proposed matter in the Company's proxy statement for the 2001 Annual Meeting, except in circumstances where (i) the Company receives notice of the proposed matter no later than August 12, 2000, and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

                                        By Order of the Board of Directors,


                                        /s/ James S. Rocke, Secretary

Phoenix, Arizona
December 10, 1999

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                       FRONTIER ADJUSTERS OF AMERICA, INC.

                         ANNUAL MEETING OF SHAREHOLDERS


The undersigned hereby appoints Troy Huth, Francis J. LaPallo, and Jeffrey C. Jordan, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them, or any of them, or such substitute, to represent and to vote, as designated below, all of the shares of common stock of Frontier Adjusters of America, Inc. (the "Company") held of record by the undersigned as of the close of business on December 8, 1999, at the annual meeting of shareholders to be held on January 26, 2000, at 10:00 A.M. (Phoenix, Arizona time), and at any adjournment thereof.

1. ELECTION OF DIRECTORS.

 FOR all nominees listed below             WITHHOLD AUTHORITY
     (except as indicated)                 to vote for each nominee listed below

If you wish to withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

John M. Davies       Jeffrey R. Harcourt    Troy Huth          Jeffrey C. Jordan
Louis T. Mastos      William J. Rocke       Jean E. Ryberg     William A. White
Francis J. LaPallo

2. RATIFICATION OF ACCOUNTANTS. To ratify the selection of McGladrey and Pullen, LLP, Certified Public Accountants, as the auditors of the Company for the Company's fiscal year ending June 30, 2000.

        [ ] FOR                 [ ] AGAINST                 [ ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 2 ; FOR all of the nominees listed in Proposal 1 above; and, with respect to Proposal 3, as appropriate in the judgment of the Proxies named herein.

Receipt of Notice of Annual Meeting of Shareholders and related Proxy Statement dated December 10, 1999, is hereby acknowledged.

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, or as executor, administer, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                     Dated:
                                           -------------------------------------
                                     PLEASE MARK, SIGN, DATE AND RETURN THIS
                                     PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE


                                     Signature
                                              ----------------------------------

                                     -------------------------------------------
                                     Signature if held jointly